Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.smifund.com. You can also get this information at no cost by calling
(877) 764-3863 or by sending a written request to Sound Mind Investing Funds, c/o Huntington Asset Services, Inc., P.O. Box 6110, Indianapolis, Indiana, 46206. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated February 28, 2015.

Investment Objective

The SMI Conservative Allocation Fund (previously, the Sound Mind Investing Balanced Fund) (the “SMI Conservative Allocation Fund”) seeks total return. Total return is composed of both income and capital appreciation.

Principal Investment Strategies

The Fund invests in a portfolio of fixed income and equity securities, including securities of other investment companies that focus their investments on fixed income and equity securities. The Fund strives to produce a conservative level of risk by combining constant exposure to fixed income securities (under normal circumstances, at least 40% of the Fund’s assets will be in such securities, though as much as 80% of the portfolio may be allocated to fixed income securities as conditions dictate), while the remaining portion (normally 60%) of the portfolio will use a “multi-strategy” approach by applying the Adviser’s “Dynamic Asset Allocation” and/or “Fund Upgrading” strategies. Normally, this portion of the portfolio will be managed using the Dynamic Asset Allocation strategy. The use of Dynamic Asset Allocation increases the Fund’s exposure to the stock markets when the Adviser’s proprietary indicators identify favorable market conditions, but it also reduces the Fund’s exposure to the markets when those indicators suggest unfavorable market conditions. Further, when exceptionally favorable market conditions are expected, the use of the Dynamic Asset Allocation strategy may be replaced in part or in whole with the use of the Fund Upgrading strategy.

Fixed Income Investing. To the extent the Adviser invests the Fund’s assets in fixed income securities, such investments will consist of fixed income investment companies and ETFs and individual fixed income securities. The Adviser will use its proprietary “Bond Upgrading” strategy to make all portfolio decisions with respect to investments in fixed income investment companies and ETFs. The Adviser’s “Bond Upgrading” strategy involves the use of momentum based performance indicators of the various bond categories to identify which categories may present the best investment opportunities. The Adviser scores the categories and uses the scores to make decisions on investments in the various categories. When the Fund invests directly in fixed income securities, the Adviser may delegate the security selection process to Scout Investments, Inc., through its Reams Asset Management division (the “Subadviser”). The Adviser determines how the Fund’s assets will be allocated between equity and fixed income securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%
Fee for Redemptions Paid by Wire	$15.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.41%
Acquired Fund Fees and Expenses	0.62%

Total Annual Fund Operating Expenses	1.93%

Fee Waiver/Expense Reimbursement[1]	(0.16)%

Total Annual Fund Operating Expenses, After Fee Waiver/Expense Reimbursement	1.77%
[1]

The Adviser contractually has agreed to waive its fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, dividend expense on short sales, 12b-1 fees, and acquired fund fees and expenses) at 1.15% of the Fund’s average daily net assets through February 29, 2016. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement. This expense cap may not be terminated prior to this date except by the Board of Trustees. The Adviser is also entitled to recoupment related to fees waived and/or expenses reimbursed with respect to the Predecessor Fund.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year that the Fund’s operating expenses remain the same. Only the 1 year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$180	$591	$1,027	$2,241

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 255.50% of the average value of its portfolio.

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

While the Fund has no requirement to allocate a certain percentage to either equity or fixed income securities, it may allocate as much as 80% to fixed income securities. The Adviser may also allocate as much as 20% of the portfolio to cash and cash related investments. The Adviser periodically rebalances the Fund’s asset allocation in response to market conditions and to ensure an appropriate mix of elements in the Fund.

The Fund may invest in open-end mutual funds and ETFs that invest primarily in fixed income securities of varying maturities and credit qualities including high-risk debt securities (or junk bonds). The Adviser will use its proprietary “Bond Upgrading” strategy to identify the fixed income securities to be used in the non-subadvised portion of the portfolio. There are no limits on the level of investment in which the Fund may invest with respect to high-risk debt securities and there is no average weighted maturity of the securities in which the Fund may invest. The underlying funds may invest in fixed income securities denominated in foreign currencies. The underlying funds may also invest in derivative instruments, such as options, futures contracts, currency forwards or credit default swap agreements. The Fund may also invest in fixed income securities directly. The Adviser may utilize the Subadviser when direct investment in fixed income securities are among the chosen assets.

The Subadviser attempts to maximize total return over a long-term horizon through opportunistic investing in a diversified portfolio of fixed income securities of any duration, such as short-term fixed income securities, U.S. government securities, corporate debt securities, mortgage-backed and other asset-backed securities, repurchase agreements, obligations of foreign governments or their subdivisions, agencies and instrumentalities, credit default swaps and credit default swap index products. The Subadviser’s fixed income selection process combines top-down interest rate management with bottom-up bond selection using internal research and scenario analysis, focusing on issues the Subadviser believes are undervalued. The Subadviser first establishes the fixed income portfolio’s duration at any levels it deems appropriate based on market conditions, and then screens issues and identifies which bonds the Subadviser believes will perform the best under the most likely scenario, considering factors such as sector exposures, the Subadviser’s outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. Option-adjusted spread analysis refers to when evaluating the various sectors of the fixed income market, the Subadviser believes the best gauge of value is the compensation for default risk (credit risk) relative to risk-free Treasury securities. Every non-Treasury security possesses an OAS (option-adjusted spread), which is the compensation in basis points of yield versus like-maturity Treasury securities. These spreads are option adjusted, meaning clean of any call or put options present. The Subadviser’s analysis of value across the market is focused on comparing OAS’s in an isolated format, or versus other sectors over time.

The Subadviser selects fixed income securities for the Fund’s portfolio based primarily on valuation. The Subadviser constantly monitors the expected returns of the securities in the Fund versus those available in the market that the Subadviser is considering for purchase. The Subadviser will replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. The Fund may buy or sell credit default swap (CDX) contracts. The Fund also may enter into CDX agreements as a buyer or seller, which may include both single name CDX agreements and CDX index products. When the Fund writes CDX contracts, it will segregate cash or liquid securities in an amount equal to the notional value of such contracts. The Fund may enter into single name CDX agreements to gain exposure to a particular company when it is more economically attractive to do so rather than purchasing traditional bonds. CDX index products and options thereon allow the Fund to gain broad market exposure but with less company-specific risk than single name CDX agreements. The Subadviser may utilize Treasury futures, which are derivative instruments that are based on U.S. Treasury bonds and notes and that allow investors to protect themselves against volatility in interest rates. The Subadviser may also utilize interest rate futures, which are contracts between a buyer and seller agreeing to the future delivery of an interest-bearing asset. The Subadviser may utilize the foregoing derivative instrument for hedging or speculative purposes. The Subadviser’s use of derivative instruments may be extensive and may expose the entire portfolio to the risk associated with such instruments.

Multi-Strategy Approaches. For the portion of the Fund’s portfolio that is not consistently allocated to fixed income securities, the Adviser will employ a multi-strategy approach by using its “Dynamic Asset Allocation” or its “Fund Upgrading” strategy or a combination of both. Given the conservative nature of the Fund, the Adviser expects to utilize the Dynamic Asset Allocation strategy more frequently, as it makes provision for the Fund to invest in more traditionally defensive asset classes such as bonds, cash and gold. The Adviser may, in periods during which it expects equity returns to be particularly strong, switch all of the equity allocation to the Fund Upgrading strategy. This will be done at the discretion of the Adviser, based on its analysis of market conditions and other proprietary indicators (such as favorable momentum values for the domestic and international stock market indices as well as moving averages of those indices).

To the extent the Adviser invests the Fund’s assets in equity securities, such investments will consist of investments in other investment companies (i.e., mutual funds), exchange traded funds (“ETFs”) and pooled investment vehicles (such as publicly traded partnerships and real estate investment trusts (“REITs”), and the Adviser will select such portfolio holdings.

Dynamic Asset Allocation Strategy. This involves the Adviser investing in securities from the following six asset classes – U.S. Equities, International Equities, Fixed Income Securities, Real Estate, Precious Metals, and Cash – which are discussed below. Markets experience times of inflation, deflation, economic growth and recession. The Adviser believes great value can be added by adjusting portfolio exposure between the six asset classes as changes in market environments are identified. Generally, the Adviser will invest in each of the three “best” asset classes as determined by the Adviser. The factors considered in determining which asset classes are best at a particular point in time include, but are not limited to each class’s total returns for the most recent one, three, six, and twelve months, changes in those returns, asset flows, and historical volatility. The Adviser periodically rebalances the Fund’s asset allocation in response to market conditions as well as to balance the Fund’s exposure to the chosen asset classes. The Fund’s investment strategy involves active trading, which may result in a high portfolio turnover rate. The Fund obtains its exposure to the particular asset classes by investing in the instruments below:

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U.S. Equities – The Fund may invest in open-end mutual funds and exchange-traded funds (“ETFs”) (collectively, “underlying funds”) that invest primarily in the equity securities of companies located in the United States. The underlying funds may invest in companies of any market capitalization. The Fund may also invest directly in such companies. The Fund may also utilize derivatives, such as investing in futures contracts.

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International Equities – The Fund may invest in open-end mutual funds and ETFs that invest primarily in the equity securities of companies located outside of the United States, including issuers located in emerging market countries. The underlying funds may invest in companies of any market capitalization. The Fund may also invest directly in such companies. The Fund may also utilize derivatives, such as investing in futures contracts.

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

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Fixed Income Securities – The Fund may invest in open-end mutual funds and ETFs that invest primarily in fixed income securities of varying maturities and credit qualities including high-risk debt securities (or junk bonds). The Adviser will use its proprietary “Bond Upgrading” analysis to identify the fixed income securities to be used in the non-subadvised portion of the portfolio. There are no limits on the level of investment in which the Fund may invest with respect to high-risk debt securities and there is no average weighted maturity of the securities in which the Fund must invest. The underlying funds may invest in fixed income securities denominated in foreign currencies. The underlying funds may also invest in derivative instruments, such as options, futures contracts, currency forwards or credit default swap agreements. The Fund may also invest in fixed income securities directly. The Fund may utilize the Subadviser when direct investment in fixed income securities are among the chosen assets.

•	Real Estate – The Fund may invest in open-end mutual funds and ETFs that invest primarily in real estate securities. The Fund may also invest in real estate investment trusts (“REITs”).

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Precious Metals – The Fund may invest in ETFs or other investment companies that invest primarily in precious metals. The Fund may also invest in ETFs or other investment companies that invest in mining and other precious metal related companies. The Fund may also invest in Publicly Traded Partnerships (PTPs) that invest in precious metals. PTPs are traded on stock exchanges or markets such as the New York Stock Exchange and NASDAQ. They are generally treated as “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders.

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Cash (and cash equivalents) – The Fund may utilize the Subadviser when direct investment in cash and cash equivalents are among the chosen assets. The Fund may invest in short-term cash instruments including U.S. Treasury securities, repurchase agreements, short-term debt instruments, money market deposit accounts, and money market funds and other ETFs that focus on investing in the foregoing.

Fund Upgrading Strategy. This is a systemic investment approach that is based on the belief by the Adviser that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into funds deemed by the Adviser to be the most attractive at the time of analysis. This upgrading process strives to keep assets invested in funds that are demonstrating superior current performance relative to their peers as determined by a combination of size and investment style criteria.

The Fund primarily invests in open-end equity mutual funds and exchange-traded funds (“ETFs”) using its Fund Upgrading strategy. These underlying funds may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. Underlying funds may also invest in securities other than equities, including but not limited to, fixed income securities of any maturity or credit quality, including high-yield, high-risk debt securities (junk bonds), and they may engage in derivative transactions.

The Fund indirectly will bear its proportionate share of all management fees and other expenses of any underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which the Fund invests.

The Adviser is under common control with the publisher of the Sound Mind Investing Newsletter (the “Newsletter”), a monthly financial publication that recommends a Fund Upgrading strategy similar to the strategy used by the Fund. Although mutual funds purchased by the Fund generally will be highly ranked in the Newsletter, the Fund may also invest in funds not included in the Newsletter, including funds not available to the general public but only available to institutional investors.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund. Insofar as the Fund invests in ETFs and other investment companies, such ETFs and other investment companies may be directly subject to the risks described in this section of the prospectus.

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Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

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Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s or the Subadviser’s investment approach may fail to produce the intended results. If the Adviser’s or Subadviser’s perception of a security’s worth is not realized in the expected time frame, the Fund’s overall performance may suffer.

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Other Investment Company Securities Risk. When the Fund invests in other mutual funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

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Fixed Income Securities Risk. To the extent the Fund invests directly or in other investment companies or ETFs that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

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High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund or an underlying fund may lose its entire investment, which will affect the Fund’s return.

•	Portfolio Turnover Risk. The Fund’s investment strategy may involve active trading, which would result in a high portfolio turnover rate, which may negatively affect performance.
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Foreign Securities Risk. The Fund may invest directly or through underlying funds in foreign securities, which are subject to risks not typically associated with domestic securities, such as currency risks, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. These risks may be heightened in connection with investments in emerging or developing countries.

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Real Estate Risk. The Fund may invest directly or through underlying funds in real estate securities. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including declines in property values, increases in property taxes, operating expenses, interest rates or competition, overbuilding, changes in zoning laws, or losses from casualty or condemnation. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

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Mortgage-Backed and Asset-Backed Securities Risk. Movements in interest rates may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages and other assets and prepayment risk.

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Credit Default Swaps Product Risk. Credit default swaps and related instruments, such as credit default swap index products, may involve greater risks than if the Fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks and credit risks, and may result in a loss of value to the Fund. The credit default swap market may be subject to additional regulations in the future.

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Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

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Small- and Mid-Cap Stock Risk. Small- and mid-cap company stocks in which underlying funds may invest tend to be more volatile and less liquid than large company stocks. Small- and mid-cap companies are less widely followed by stock analysts and less information about them is available to investors.

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Commodity Risk. Some of the exchange-traded products, funds and other instruments in the Fund’s portfolio may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulation.

In August 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for RIC qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.

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RIC Qualification Risk. To qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code (the “Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

qualifications to be treated as a RIC, the Fund’s investments in certain ETFs or publicly traded partnerships (“PTPs”) that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

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Publicly Traded Partnership Risk. Publicly traded partnerships (“PTPs”) are partnerships that may be publicly traded on the New York Stock Exchange (“NYSE”) and NASDAQ. They often own businesses or properties relating to energy, natural resources or real estate. They are generally operated under the supervision of one or more managing partners or members. State law may offer fewer protections from enterprise liability to investors in a partnership compared to investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities. Many PTPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs. Investments in PTPs also may be relatively illiquid at times.

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Style Risk. The particular style or styles used primarily by the advisers of underlying funds in which the Fund invests may not produce the best results and may increase the volatility of the Fund’s share price.

•	Volatility Risk. The value of the Fund’s investment portfolio will change as the prices of its investments go up or down.
•	Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.
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Industry or Sector Focus Risk. To the extent that underlying funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

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Derivatives Risk. The Fund may utilize derivatives, such as futures contracts and credit default swaps, with respect to the Subadviser’s implementation of the fixed income strategy. Additionally, with respect to the Dynamic Asset Allocation, Fund Upgrading and fixed income strategies, underlying funds in which the Fund may invest may use derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work.

The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If the Fund uses derivatives to “hedge” the risk of its portfolio, it is possible that the hedge may not succeed. Over the counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund, or an underlying fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s, or the underlying fund’s initial investment in such contracts. The Fund’s use (and an underlying fund’s use) of derivatives may magnify losses.

If the Fund or an underlying fund is not successful in employing such instruments in managing its portfolio, the Fund’s performance will be worse than if it did not invest in underlying funds employing such strategies. Successful use by an underlying fund of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, underlying funds will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an underlying fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

With respect to the fixed income portion of the Fund, the Fund and the underlying funds in which the Fund invests may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the Fund will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Fund. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Fund will prepay them at a time when interest rates have declined. Because interest rates have declined, the Fund may have to reinvest the proceeds in bonds with lower interest rates, which can reduce the Fund’s returns.

Liquidity risk. This is the risk that assets held by the Fund may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Fund may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

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Ratings Agencies Risk. Ratings agencies assign ratings to securities based on that agency’s opinion of the quality of debt securities. Ratings are not absolute standards of quality, do not reflect an evaluation of market risk, and do not necessarily correlate with yield.

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below compares the Fund’s average annual total return to those of certain broad-based securities indices and a custom benchmark comprised 60% of the Wilshire 5000© Total Market Index and 40% of the Barclays Capital U.S. Aggregate Bond© Index. The Fund began operations on December 29, 2010 as a separate series of the Unified Series Trust (the “Predecessor Fund”). On February 28, 2013, the Predecessor Fund was reorganized as a new series of the Valued Advisers Trust. Performance shown below for periods prior to February 28, 2013 is for the Predecessor Fund. Additionally, prior to February 28, 2015, the Fund followed different investment strategies under the name “Sound Mind Investing Balanced Fund.” The Fund’s past performance may have been different if the Fund were managed using the current strategies. This information provides some indication of the risks of investing in the Fund. Past performance of the Predecessor Fund and the Fund is not necessarily an indication of how the Fund will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	1st Quarter, 2012, 6.87%
Worst Quarter:	3rd Quarter, 2011, (11.21)%

Average Annual Total Returns (for the period ended December 31, 2014)

The Fund	One Year	Since Inception (December 30, 2010)
Return Before Taxes	2.43%	7.27%
Return After Taxes on Distributions	(0.72)%	5.40%
Return After Taxes on Distributions and Sale of Fund Shares	3.67%	5.31%
Indices (reflects no deductions for fees, expenses and taxes)
Wilshire 5000© Total Market Index	12.71%	15.05%
Barclay’s Capital U.S. Aggregate Bond© Index	5.97%	3.99%
Weighted Index (Weighted Index (60% of the Wilshire 5000© Total Market Index and 40% of the Barclays Capital U.S. Aggregate Bond© Index))	10.05%	10.70%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 764-3863, a toll-free number, or data current to the most recent month end may be accessed on the Fund’s website at www.smifund.com.

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201

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SMI Advisory Services, LLC

11135 Baker Hollow Road

Columbus, IN 47201

Portfolio Management

Investment Advisor

SMI Advisory Services, LLC, serves as the investment adviser to the SMI Conservative Allocation Fund. The equity portion of the SMI Conservative Allocation Fund is managed by SMI Advisory Services, LLC, which is also responsible for determining the asset allocation of the SMI Conservative Allocation Fund.

Portfolio Managers

The following portfolio managers are jointly responsible for managing the day-to-day investment operations of the Fund, subject to the ultimate decision-making authority over all portfolio decisions and trading practices by the Senior Portfolio Manager. Each portfolio manager has been managing the Fund since its inception in December 2010.

•	Mark Biller; Senior Portfolio Manager
•	Eric Collier, CFA; Co-Portfolio Manager
•	Anthony Ayers, CFA; Co-Portfolio Manager

Subadviser and its Portfolio Managers

Scout Investments, Inc., through its Reams Asset Management division, serves as Subadviser to the fixed income portion of the SMI Conservative Allocation Fund. The following portfolio managers are jointly responsible for managing the day-to-day investment decisions for the fixed income portion of the Fund, subject to the oversight of Mr. Mark Egan. Each portfolio manager has been managing the Fund since its inception in December 2010. During 2014, Mr. Clark Holland was promoted from the position of portfolio analyst to portfolio manager. This position has been evolving over several years, and Mr. Holland’s new job title does not reflect a change in his role or responsibilities on the investment team.

•	Mark M. Egan, CFA, Chief Investment Officer and Portfolio Manager
•	Thomas M. Fink, CFA, Portfolio Manager
•	Todd Thompson, CFA, Portfolio Manager
•	Steven T. Vincent, CFA, Portfolio Manager
•	Clark W. Holland, CFA, Portfolio Manager

Purchase and Sale of Fund Shares

Minimum Initial Investment

$2,500 general accounts, retirement accounts or custodial accounts $2,000 for Coverdell ESA accounts $0 for Automatic Investment Plans Minimum Additional Purchases $100

To Place Buy or Sell Orders

By Mail:	Sound Mind Investing Funds [insert name of specific Fund(s)] c/o: Huntington Asset Services, Inc. P.O. Box 6110 Indianapolis, IN 46206 By Phone: (877) 764-3863

You may purchase or sell (redeem) your shares on any day the New York Stock Exchange is open, either directly through the Fund’s Transfer Agent by calling (877) 764-3863, or through your broker-dealer or financial intermediary. You may also redeem shares by submitting a written request to the address above.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SMI ADVISORY SERVICES, LLC • 11135 BAKER HOLLOW ROAD • COLUMBUS, IN 47201